LETTER TO SHAREHOLDERS June 1, 2022 Q1 Fiscal 2022

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 2 Our mission To be the most trusted and convenient destination for pet parents and partners everywhere.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 3 $2.43 $446 +13.7% YoY +14.9% YoY -52.3% YoY -21.8% YoY -110 bps YoY 27.5% $18.5 million $60.5 million 2.5% 20.6 billion FINANCIAL & OPERATING DATA million Net Sales Net Sales Per Active Customer (4) Net Income (1) Adjusted EBITDA (2) Adjusted EBITDA Margin (2) +4.2% YoY Active Customers (3) Gross Margin -10 bps YoY Q1 Fiscal 2022 Highlights Q1 2021 Q1 2022 -100 bps YoY 0.8% Net Margin (1) 5/1/2022 5/2/2021 % Change $ 2,428,327 $ 2,135,178 13.7% $ 18,472 $ 38,719 (52.3)% 0.8% 1.8% $ 60,516 $ 77,354 (21.8)% 2.5% 3.6% $ 82,433 $ 98,366 (16.2)% $ 6,412 $ 59,484 (89.2)% 20,601 19,765 4.2% $ 446 $ 388 14.9% $ 1,753,681 $ 1,480,240 18.5% 72.2% 69.3% (1) (2) (3) (4) (5) (6) We define active customers as the total number of customers who have ordered a product or service, and for whom a product has shipped or for whom a service has been provided, at least once during the preceding 364-day period. We define net sales per active customer for a given fiscal quarter as the aggregate net sales for the preceding four fiscal quarters, divided by the total number of active customers at the end of that fiscal quarter. We define Autoship customers as customers for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period. We define net margin as net income divided by net sales and adjusted EBITDA margin as adjusted EBITDA divided by net sales. Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures. Free cash flow (2) Active customers (3) Net sales per active customer (4) Autoship customer sales (5) Autoship customer sales as a percentage of net sales (5) Adjusted EBITDA (2) Adjusted EBITDA margin (2)(6) Net cash provided by operating activities Includes share-based compensation expense, including related taxes, of $27.2 million for the thirteen weeks ended May 1, 2022, compared to $24.8 million for the thirteen weeks ended May 2, 2021. (in thousands, except net sales per active customer and percentages) 13 Weeks Ended Net sales Net income (1) Net margin (6) Q121 Q122

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 4 We are pleased to share our results for the first quarter ended May 1, 2022. We continued to deliver double digit top-line growth, increasing net sales by nearly $300 million dollars compared to the first quarter of 2021. Customers remain engaged, resulting in record-high Net Sales per Active Customer, or NSPAC, of $446, and prudent cost management led us to return to positive adjusted EBITDA as we start 2022. First-Quarter Financial Highlights: • Net sales of $2.43 billion, an increase of 13.7 percent year over year • Gross margin declined 10 basis points year over year to 27.5 percent • Net income of $18.5 million, including share-based compensation expense of $27.2 million • Adjusted EBITDA was $60.5 million and adjusted EBITDA margin was 2.5 percent Chewy’s mission is to be the most trusted and convenient destination for pet parents and partners everywhere. We believe we are positively transforming the industry with a superior value proposition that keeps our customers at the center of everything we do, from our high-touch customer service, to our broad assortment of brands, to delivering on the core e-commerce tenets of speed and convenience. We are maniacally focused on providing a truly unique and personalized shopping experience that builds trust, brand loyalty, and drives repeat purchasing. Dear Shareholder,

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 5 Q1 Fiscal 2022 Business Highlights At the time of our fourth-quarter 2021 earnings report in March, we characterized the environment as a tug-of-war between the fundamentally strong consumer demand that underpins our business and the challenging operating environment. When evaluated through that lens, first-quarter 2022 was not much different, which is why we are even more proud of our results. Across the organization, from our frontline teams in fulfillment and customer care to our corporate team members, Chewtopians came together and delivered top-notch service to our customers and strong top-line and bottom-line results for our shareholders. Our first-quarter 2022 results are a testament to the resiliency of the pet category and demonstrate our ability to capture customer share of wallet and execute against our stated objectives. Fiscal year 2022 is off to a good start as we delivered solid top-line growth and sequential improvements in both gross margin and overall profitability. First-quarter net sales increased 14 percent to $2.43 billion. Consumables and Healthcare were the strongest categories this quarter, reflecting their non-discretionary nature and higher Autoship penetration rates. Notably, first-quarter Autoship customer sales increased to 72.2 percent of net sales, which is a new record high for the company. Strong Customer Spending Trends Lead the Way We saw strong spending behavior from both new and existing customers as first-quarter NSPAC increased 15 percent and reached an all-time high of $446. As a reminder, NSPAC is a powerful indicator and input to our long-term revenue growth. Since the pandemic began, we have grown NSPAC by $86, or 24 percent. The power of the NSPAC metric is more fully appreciated when you also consider the fact that approximately two-thirds of our active customers have been acquired within just the last three years, so they are still relatively early in the process of consolidating their spending with us. Overlaying this tenure data with the consistent lifetime spending curves our customers demonstrate over time — spending less than $200 in their first year, over $400 by their second year, approximately $700 by their fifth year, with our oldest cohorts spending nearly $1,000 per year — you can truly appreciate how much future revenue growth is already embedded in our active customer base, which is revenue potential that we can unlock over time.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 6 Our active customer base expanded 4.2 percent year over year to end the first quarter at 20.6 million. Understanding our customer engagement and cohort spending patterns are key to understanding our business model. Each year, we acquire a new cohort of customers. While a certain percentage of those customers will attrit over time, we are focused on engaging with the high-value customers within each cohort who will provide us with long-term recurring revenue streams. These customers have predictable purchase patterns that are anchored by strong Autoship participation. They tend to stay with us over long periods of time and increase their spend with us year after year. This is clearly demonstrated by our ability to grow NSPAC over time as customers go from spending under $200 in their first year to nearly $1,000 per year in our oldest cohorts. As a result of these predictable patterns, each cohort generates progressively more revenue for us every year, which more than replaces any revenue lost to subsequent cohort attrition. This pattern has repeated itself over time, resulting in net revenue retention in excess of 100 percent for each one of our cohorts, going back to the original 2011 cohort. This is a key differentiator between our model and a fixed-rate subscription model. In our model, the ability to grow customer share of wallet over time is as important as adding customers is, if not more so, to the revenue flywheel that drives long-term growth. Pricing Actions and Strong Operational Execution Drive Margins First-quarter 2022 gross margin was 27.5 percent, down 10 basis points year over year and up 210 basis points sequentially compared to the fourth quarter of 2021. We are pleased with the sequential rebound in gross margins, especially against the backdrop of a tough macro environment and our new outbound freight contract. Our gross margin recovery this quarter reflects improved product margins driven by pricing strength throughout the first quarter and our disciplined execution around price management and promotions. Importantly, we have been able to execute these measures while preserving our competitive position in the market and maintaining the strong value proposition that customers expect from Chewy. Our first-quarter gross margin performance also reflects the ongoing benefits of the supply chain and logistics initiatives that we have undertaken to improve customer experience and to mitigate the higher freight costs associated with our new rate card and escalating fuel prices, which we said could be a 100 to 150 basis point gross margin headwind this year. In the first quarter, long-zone shipments to customers improved 15 percent and on-time delivery improved sequentially by approximately 800 basis points, resulting in lower costs and a better customer experience. Even with our strong first-quarter gross margin performance, we still expect the macro and supply chain environment to remain volatile and inflationary pressures to persist throughout the balance of the year. As always, we are prepared to react as these conditions change or new challenges emerge. INNOVATION Innovating to improve customer experience is the cornerstone of our customer strategy, and this quarter, we are pleased to share updates on three exciting areas of innovation. Meet CarePlus: Chewy Health’s Insurance and Wellness Offering CarePlus, Chewy Health’s wellness and insurance offering, is set to launch publicly in the second quarter of 2022. We have partnered with a high-quality partner in Trupanion to develop these bespoke wellness and insurance plans. CarePlus represents an important step in our mission to make pet healthcare more accessible and affordable.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 7 Our wellness plans cover preventative care such as annual exams, vaccines, routine lab tests, and parasiticides, while our insurance plans offer protection against accidents, unexpected illnesses, and surgeries. Pet parents looking for comprehensive protection can purchase these plans together. As we built these bespoke plans, we were intentional about bringing together Chewy’s unique assets that enable us to offer a differentiated value proposition to pet parents seeking wellness and insurance coverage. A few examples of this include access to Chewy’s award-winning, 24/7 customer care team for those seeking education on insurance, our ability to offer our telehealth service Connect with a Vet as a program benefit to insurance customers, as well as 100 percent cash back after deductibles for medications purchased from Chewy Pharmacy. We also strive to make the veterinarian experience and interaction with our offering seamless, with direct payments at participating practices. Overall, CarePlus represents an opportunity to drive even greater brand loyalty, customer engagement, and incremental consideration for healthcare purchases with Chewy. Today, we believe the U.S. pet insurance total addressable market, or TAM, is approximately $2.5 billion and covers less than 3 percent of the pet population. We see a compelling opportunity to serve our customers, expand this TAM, and gain meaningful market share in a highly profitable and underpenetrated part of the pet health ecosystem. We are looking forward to the launch and sharing our progress as we ramp up this exciting new offering. Supply Chain & Logistics Innovation The logistics and supply chain initiatives that we introduced on our fourth-quarter 2021 earnings conference call launched during the first quarter and are off to a good start. Chewy Freight Services – or CFS – is our linehaul initiative where we are now operating a portion of our own middle-mile network. We launched CFS in the Phoenix market in the first quarter and have since expanded it to cover seven fulfillment centers. We will continue scaling this initiative throughout 2022 and 2023. Our second initiative, import routing, was also successfully launched in the first quarter. This initiative enables us to route international inventory more optimally and in larger batches, thereby improving our inventory allocation in our fulfillment centers and lowering our overall cost to serve. This initiative will be fully scaled in 2022. Automation Update on Our Operations Our automated fulfillment centers continue to perform. The results from the significant ramp of our AVP2 automated fulfillment center in Pennsylvania during the first quarter showcase the magnitude of potential contribution that automated fulfillment centers can have on our SG&A leverage, and they continue to give us confidence that our strategy of investing in automated fulfillment centers is the right one. In the first quarter, AVP2 shipped over 10 percent of our entire network’s volume at a variable fulfillment cost which was 19 percent lower on average than our first generation fulfillment centers. During its peak weeks in the first quarter, AVP2 demonstrated overall throughput that was approximately 60 percent higher than the average throughput of our legacy fulfillment center network. We are encouraged by these results and believe that as we scale our network of automated fulfillment centers, this operational strategy will enable us to reduce our capital spend in the fulfillment center network footprint, thereby unlocking greater SG&A leverage and expanding free cash flow.

# Q1 Fiscal 2022 Financial Highlights

Resilient consumer demand and pricing gains drove a 13.7 percent year-over-year increase in net sales, while focused execution amid the volatile macro environment allowed us to hold gross margin essentially flat year over year.

## Net Sales

Net sales were $2.43 billion, a year-over-year increase of 13.7 percent. The key revenue drivers in the quarter were a 14.9 percent increase in net sales per active customer to $446 and a 4.2 percent increase in active customers. Consumables and Healthcare demand remained strong in the quarter, while Hardgoods demand softened as inflation and the reopening economy impacted discretionary purchases.



($Millions)
$2,135
$2,155
$2,212
$2,388
$2,428
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

## Autoship Customer Sales

Autoship customer sales were $1.75 billion, a year-over-year increase of 18.5 percent, and reached 72.2 percent of total net sales. We define Autoship customers as customers for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. Autoship provides pet parents with convenient and flexible automatic reordering and delivery that makes meeting their recurring needs even easier.



($Millions)
$1,480
$1,514
$1,562
$1,689
$1,754
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

## Gross Margin

Gross margin reached 27.5 percent, 10 basis points lower year over year and 210 basis points higher than the fourth quarter of 2021. Gross margin results reflect the improving pricing environment as well as our disciplined execution around price management, promotions, and other logistics initiatives to partially mitigate the impact of our new FedEx contract and related fuel surcharges that went into effect in January 2022.



23.6%
25.5%
26.7%
27.6%
27.5%
FY'19
FY'20
FY'21
Q1'21
Q1'22

*NOTE: Gross Margin is defined as Gross Profit divided by Net Sales.*

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 8

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 9 Net income was $18.5 million compared to $38.7 million last year, reflecting the impact of sales momentum and greater marketing efficiencies, offset by the gross margin decline and higher SG&A spend. Net income included share-based compensation and related tax expense of $27.2 million, compared to $24.8 million last year. Net margin was 0.8 percent, a 100 basis point decline over last year. Excluding share-based compensation and related tax expense, net margin was 1.9 percent, a 110 basis point decline over last year. Net Income (Loss) Adjusted EBITDA was $60.5 million, a decrease of 21.8 percent year over year. Adjusted EBITDA margin declined 110 basis points year over year to 2.5 percent. This reflects the modest reduction in gross margin and higher SG&A expenses that reflect elevated labor costs across our fulfillment network and upfront investments in new business and growth initiatives. On a sequential basis, compared to fourth-quarter 2021, first-quarter 2022 adjusted EBITDA increased by $88.6 million, reflecting improvements in gross margin and marketing efficiency, offset by higher SG&A costs. Adjusted EBITDA(1) Net cash provided by operating activities was $82.4 million, compared to net cash provided by operating activities of $98.4 million in the first quarter of 2021. First-quarter operating cash reflects positive adjusted EBITDA and benefits from favorable working capital. Net Cash Provided by Operating Activities ($Millions) ($Millions) ($Millions) (1) Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 10 First-quarter free cash flow was $6.4 million, compared to $59.5 million last year. First-quarter free cash flow included $82.4 million of cash provided by operating activities and $76.0 million of cash used for capital investments. Capital investments were primarily comprised of investments in upgrades to our existing fulfillment network, future fulfillment center launches, and ongoing investments in technology. We will host a conference call and earnings webcast at 5:00 pm Eastern time today to discuss these results. Investors and participants can access the call by dialing (844) 200-6205 in the U.S., (833) 950-0062 in Canada, or (929) 526-1599 internationally, using the conference code 507053. A live webcast will also be available on Chewy’s investor relations website at investor.chewy.com. Thank you for taking the time to review our letter, and we look forward to your questions on our call this afternoon. Sincerely, Sumit Singh, CEO Free Cash Flow(1) Media Contact: Diane Pelkey dpelkey@chewy.com Investor Contact: Robert A. LaFleur ir@chewy.com Closing ($Millions) Mario Marte, CFO (1) Free cash flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 11 Condensed Consolidated Balance Sheets Chewy, Inc. (in thousands, except share and per share data) As of May 1, January 30, 2022 2022 Assets (Unaudited) Current assets: Cash and cash equivalents $ 604,761 $ 603,079 Accounts receivable 133,233 123,510 Inventories 598,200 560,430 Prepaid expenses and other current assets 53,185 36,513 Total current assets 1,389,379 1,323,532 Property and equipment, net 403,942 367,166 Operating lease right-of-use assets 371,925 372,693 Other non-current assets 24,798 22,890 Total assets $ 2,190,044 $ 2,086,281 Liabilities and stockholders’ equity Current liabilities: Trade accounts payable $ 956,994 $ 883,316 Accrued expenses and other current liabilities 740,641 761,563 Total current liabilities 1,697,635 1,644,879 Operating lease liabilities 413,828 410,168 Other long-term liabilities 19,971 16,498 Total liabilities 2,131,434 2,071,545 Stockholders’ equity: Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding as of May 1, 2022 and January 30, 2022 — — Class A common stock, $0.01 par value per share, 1,500,000,000 shares authorized, 109,418,531 and 108,918,032 shares issued and outstanding as of May 1, 2022 and January 30, 2022, respectively 1,094 1,089 Class B common stock, $0.01 par value per share, 395,000,000 shares authorized, 311,188,356 shares issued and outstanding as of May 1, 2022 and January 30, 2022 3,112 3,112 Additional paid-in capital 2,046,707 2,021,310 Accumulated deficit (1,992,303) (2,010,775) Total stockholders’ equity 58,610 14,736 Total liabilities and stockholders’ equity $ 2,190,044 $ 2,086,281

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 12 Condensed Consolidated Statements of Operations Chewy, Inc. (in thousands, except per share data. Unaudited) 13 Weeks Ended May 1, 2022 May 2, 2021 Net sales $ 2,428,327 $ 2,135,178 Cost of goods sold 1,760,507 1,545,402 Gross profit 667,820 589,776 Operating expenses: Selling, general and administrative 504,283 406,220 Advertising and marketing 144,721 144,435 Total operating expenses 649,004 550,655 Income from operations 18,816 39,121 Interest expense, net (344) (402) Income before income tax provision 18,472 38,719 Income tax provision — — Net income $ 18,472 $ 38,719 Earnings per share attributable to common Class A and Class B stockholders: Basic $ 0.04 $ 0.09 Diluted $ 0.04 $ 0.09 Weighted-average common shares used in computing earnings per share: Basic 420,406 415,248 Diluted 426,710 427,597

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 13 Condensed Consolidated Statements of Cash Flows Chewy, Inc. (in thousands, Unaudited) 13 Weeks Ended May 1, 2022 May 2, 2021 Cash flows from operating activities Net income $ 18,472 $ 38,719 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 17,340 11,426 Share-based compensation expense 25,794 23,106 Non-cash lease expense 9,109 8,365 Other 234 87 Net change in operating assets and liabilities: Accounts receivable (9,723) (16,866) Inventories (37,770) 22,417 Prepaid expenses and other current assets (14,248) (27,653) Other non-current assets (1,469) (1,874) Trade accounts payable 73,678 26,158 Accrued expenses and other current liabilities 2,881 20,535 Operating lease liabilities (5,338) (5,223) Other long-term liabilities 3,473 (831) Net cash provided by operating activities 82,433 98,366 Cash flows from investing activities Capital expenditures (76,021) (38,882) Other (1,400) — Net cash used in investing activities (77,421) (38,882) Cash flows from financing activities Payments for tax withholdings related to vesting of share-based compensation awards (2,468) — (Payments for) proceeds from tax sharing agreement with related parties (675) 14,968 Principal repayments of finance lease obligations (187) (272) Net cash (used in) provided by financing activities (3,330) 14,696 Net increase in cash and cash equivalents 1,682 74,180 Cash and cash equivalents, as of beginning of period 603,079 563,345 Cash and cash equivalents, as of end of period $ 604,761 $ 637,525

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 14 Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA Margin To provide investors with additional information regarding our financial results, we disclose adjusted EBITDA, a non-GAAP financial measure that we calculate as net income (loss) excluding depreciation and amortization; share-based compensation expense and related taxes; income tax provision; interest income (expense), net; transaction related costs; and litigation matters and other items that we do not consider representative of our underlying operations. We have provided a reconciliation below of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure. We include adjusted EBITDA and adjusted EBITDA margin because each is a key measure used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and adjusted EBITDA margin facilitates operating performance comparability across reporting periods by removing the effect of non-cash expenses and certain variable charges. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. We believe it is useful to exclude non-cash charges, such as depreciation and amortization, and share-based compensation expense from our adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax provision; interest income (expense), net; transaction related costs; and litigation matters and other items which are not components of our core business operations. Adjusted EBITDA has limitations as a financial measure, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and adjusted EBITDA does not reflect capital expenditure requirements for such replacements or for new capital expenditures; • adjusted EBITDA does not reflect share-based compensation and related taxes. Share-based compensation has been, and will continue to be for the foreseeable future, a recurring expense in our business and an important part of our compensation strategy; • adjusted EBITDA does not reflect interest income (expense), net; or changes in, or cash requirements for, our working capital; • adjusted EBITDA does not reflect transaction related costs and other items which are either not representative of our underlying operations or are incremental costs that result from an actual or planned transaction and include litigation matters, integration consulting fees, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems; and • other companies, including companies in our industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider adjusted EBITDA and adjusted EBITDA margin alongside other financial performance measures, including various cash flow metrics, net (loss) income, net margin, and our other GAAP results.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 15 The following table presents a reconciliation of net income to adjusted EBITDA, as well as the calculation of net margin and adjusted EBITDA margin, for each of the periods indicated. Free Cash Flow To provide investors with additional information regarding our financial results, we also disclose free cash flow, a non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less capital ex- penditures (which consist of purchases of property and equipment, capitalization of labor related to our website, mobile applications, and software development, and leasehold improvements). We have provided a reconciliation below of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP financial measure. We include free cash flow because it is used by our management and board of directors as an important indicator of our liquidity as it measures the amount of cash we generate. Accordingly, we believe that free cash flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Free cash flow has limitations as a financial measure, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. There are limitations to using non-GAAP financial measures, including that other companies, including companies in our industry, may calculate free cash flow differently. Because of these limitations, you should consider free cash flow alongside other financial performance measures, including net cash provided by (used in) operating activities, capital expenditures and our other GAAP results. The following table presents a reconciliation of net cash provided by (used in) operating activities to free cash flow for each of the periods indicated. We define net margin as net income (loss) divided by net sales and adjusted EBITDA margin as adjusted EBITDA divided by net sales. ($ in thousands, except percentages) 13 Weeks Ended Reconciliation of Net Income to Adjusted EBITDA May 1, 2022 May 2, 2021 Net income $ 18,472 $ 38,719 Add: Depreciation and amortization 17,340 11,426 Share-based compensation expense and related taxes 27,194 24,772 Interest expense, net 344 402 Transaction related costs 1,158 831 Other (3,992) 1,204 Adjusted EBITDA $ 60,516 $ 77,354 Net sales $ 2,428,327 $ 2,135,178 Net margin 0.8% 1.8 % Adjusted EBITDA margin 2.5% 3.6% ($ in thousands) 13 Weeks Ended Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow May 1, 2022 May 2, 2021 Net cash provided by operating activities $ 82,433 $ 98,366 Deduct: Capital expenditures (76,021) (38,882) Free Cash Flow $ 6,412 $ 59,484

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 16 Fiscal Second Quarter 2022 Guidance Market, Ranking and Other Industry Data In this communication we refer to information regarding market data obtained from internal sources, market research, publicly available information, and industry publications. Estimates are inherently uncertain, involve risks and uncertainties, and are subject to change based on various factors, including those discussed in the sections titled “Forward-Looking Statements” and “Risk Factors” included in our periodic filings with the SEC. We believe that these sources and estimates are reliable as of the date of this communication but have not independently verified them and cannot guarantee their accuracy or completeness. We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net, and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss). Fiscal Year 2022 Guidance Adjusted EBITDA Margin (1) (1) Adjusted EBITDA and adjusted EBITDA margin are a non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures. It remains important to note that conditions surrounding COVID-19 remain unpredictable and risks still remain. For discussion on these risks, see the sections titled “Forward-Looking Statements” and “Risk Factors” included in our periodic filings with the Securities and Exchange Commission (“SEC”). Breakeven to 1 percent Net Sales $2.43 billion - $2.46 billion 13% to 14% year-over-year growth Net Sales $10.2 billion - $10.4 billion 15% to 17% year-over-year growth Guidance While consumer demand remains resilient and pricing and cost are more aligned than they were in the second half of 2021, ongoing volatility in the macro environment continues to make accurate forecasting difficult. Inflationary pressures and supply chain disruptions are expected to persist and the consumer’s post-pandemic behavior continues to evolve. Our guidance reflects the balance of these opportunities and risks. Reflecting these trends, we are reiterating our full-year 2022 guidance and offering second-quarter 2022 guidance as follows: Free cash flow may be affected in the near to medium term by the timing of capital investments (such as the launch of new fulfillment centers, customer service centers, and corporate offices and purchases of IT and other equipment), fluctuations in our growth and the effect of such fluctuations on working capital, and changes in our cash conversion cycle due to increases or decreases of vendor payment terms as well as inventory turnover.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 17 Forward-Looking Statements This communication contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this communication, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements include, but are not limited to, statements concerning our ability to successfully manage risks relating to the spread of COVID-19, including any adverse impacts on our supply chain, workforce, facilities, customer services, and operations; sustain our recent growth rates and manage our growth effectively; acquire and retain new customers in a cost-effective manner and increase our net sales per active customer; accurately predict economic conditions and their impact on consumer spending patterns, particularly in the pet products market, and accurately forecast net sales and appropriately plan our expenses in the future; introduce new products or services, improve existing products and services, and expand into new offerings; successfully compete in the pet products and services retail industry, especially in the e-commerce sector; source additional, or strengthen our existing relationships with, suppliers, and retain key suppliers; negotiate acceptable pricing and other terms with third-party service providers, suppliers and outsourcing partners and maintain our relationships with such parties; mitigate changes in, or disruptions to, our shipping arrangements and operations; optimize, operate and manage the expansion of the capacity of our fulfillment centers, including risks from the spread of COVID-19 relating to our new plans to expand capacity and develop new facilities; provide our customers with a cost- effective platform that is able to respond and adapt to rapid changes in technology; maintain and scale our technology, including the reliability of our website, mobile applications, and network infrastructure; maintain adequate cybersecurity with respect to our systems and ensure that our third-party service providers do the same with respect to their systems; successfully manufacture and sell our own private brand products; maintain consumer confidence in the safety and quality of our vendor-supplied and private brand food products and hardgood products; preserve, grow, and leverage the value of our reputation and our brand; comply with existing or future laws and regulations in a cost-efficient manner; attract, develop, motivate and retain well-qualified employees; and adequately protect our intellectual property rights and successfully defend ourselves against any intellectual property infringement claims or other allegations or claims that we may be subject to. You should not rely on forward-looking statements as predictions of future events, and you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of factors. We have based the forward-looking statements contained in this communication primarily on our current assumptions, expectations,and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in our filings with the SEC and elsewhere in this communication. Moreover, we operate in a very competitive and rapidly- changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this communication. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

Chewy, Inc. | Q1 Fiscal 2022 Letter to Shareholders 18 The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.